UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting Material pursuant to S240.14a-11(c) of S240.14a-12

Quantum Fuel Systems

Technologies Worldwide, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box, if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Quantum Fuel Systems Technologies Worldwide, Inc. 17872 Cartwright Road Irvine, California 92614 949.399.4500 ph. 949.399.4600 fax

AN IMPORTANT REMINDER!

September 17, 2010

Dear Stockholder:

We previously mailed you proxy materials in connection with the upcoming Annual Meeting of Stockholders of QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC. scheduled to be held on Thursday, September 30, 2010. According to our latest records, your proxy vote for this meeting has not yet been received. We would appreciate your immediate attention to the enclosed proxy form.

Your vote is extremely important, regardless of the number of shares you currently own. Please promptly take action to ensure that your vote is represented at the annual meeting.

Since we are rapidly approaching the annual meeting, we urge you to vote your shares today using one of the following methods:

•	Using a touch-tone telephone, call 1-866-540-5760. Enter the control number located on the enclosed proxy card to immediately cast your vote.

•	Vote over the Internet at http://www.proxyvoting.com/qtww using the control number located on the enclosed proxy card to immediately cast your vote.

•	Sign and date the enclosed proxy card and mail it back in the enclosed postage-paid envelope.

Acting now will help ensure that your proxy instructions are received in time for the meeting, and will save your company the expense of additional solicitation efforts. If you have any questions relating to the Annual Meeting of Stockholders or voting your shares, you may contact our proxy solicitation advisors toll free at (888) 33-PROXY or (888) 337-7699 between the hours of 9:00 a.m. and 5 p.m. Monday through Friday Eastern Time.

Thank you in advance for your support!

Respectfully,

QUANTUM FUEL SYSTEMS
TECHNOLOGIES WORLDWIDE, INC.

Kenneth R. Lombardo
Corporate Secretary

Enclosures:  Proxy Card

                     Return Envelope

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.	INTERNET http://www.proxyvoting.com/qtww Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

79329

▼ FOLD AND DETACH HERE ▼

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTIONS ARE INDICATED, IT WILL BE VOTED “FOR ALL” THE DIRECTOR NOMINEES AND “FOR” ITEMS 2 THROUGH 4.	Please mark your votes as indicated in this example	☒

						FOR	AGAINST	ABSTAIN

1. ELECTION OF DIRECTORS	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS	2.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR ITS FISCAL YEAR ENDING APRIL 30, 2011.	☐	☐	☐
Nominees:

01 ALAN P. NIEDZWIECKI 02 DALE L. RASMUSSEN	☐	☐	☐	3.	PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS SOLE AND ABSOLUTE DISCRETION WITHOUT FURTHER ACTION OF THE STOCKHOLDERS, TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK, $0.001 PAR VALUE, AT A RATIO OF 1-FOR-20, AT ANY TIME PRIOR TO FEBRUARY 28, 2011.	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name(s) in the space provided below.				4.	PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 40,000,000, CONDITIONED UPON AND SUBJECT TO STOCKHOLDER APPROVAL OF PROPOSAL 3 AND THE COMPANY’S IMPLEMENTATION OF THE REVERSE STOCK SPLIT.	☐	☐	☐
*Exceptions

						Mark Here for Address Change or Comments SEE REVERSE		☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Quantum Fuel Systems Technologies Worldwide, Inc. account online.

Access your Quantum Fuel Systems Technologies Worldwide, Inc. account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for Quantum Fuel Systems Technologies Worldwide, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9 am - 7 pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders to be held on September 30, 2010. The Company’s Notice and Proxy Statement and the 2010

Annual Report to Stockholders are available at: https://materials.proxyvote.com/74765E.

▼ FOLD AND DETACH HERE ▼

PROXY

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

Annual Meeting of Stockholders – September 30, 2010

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Alan P. Niedzwiecki and W. Brian Olson, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Quantum Fuel Systems Technologies Worldwide, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held September 30, 2010 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

QUANTUM TECHNOLOGIES

PRESS RELEASE

Quantum Encourages Stockholders to Submit Voting Instructions for Its Annual Meeting

Irvine, CA – September 17, 2010 - Quantum Fuel Systems Technologies Worldwide, Inc. (NASDAQ: QTWW) announced today that it is encouraging all stockholders to submit their voting instructions promptly for the Annual Meeting of Stockholders to be held on Thursday, September 30, 2010. Stockholders who have not yet voted may still vote in advance of the meeting by Internet, telephone or mail as described below.

Quantum has engaged The Proxy Advisory Group, LLC, a proxy advisory and solicitation firm, to contact stockholders by telephone to encourage voting. Stockholders that have not already voted may receive calls prior to the meeting from The Proxy Advisory Group on behalf of the Company.

VOTING INSTRUCTIONS – SHARES HELD WITH A BROKER:

•

Stockholders may cast their vote on the Internet at www.proxyvote.com or by calling the telephone number listed on their Voting Instruction Form. Please use the control number from your Voting Instruction Form and follow the instructions provided.

•

Stockholders may sign, date and return their Voting Instruction Form by mail in the envelope provided. If voting by mail, please do so promptly to ensure your proxy instructions are received in time to be represented at the Annual Meeting.

•	Stockholders may contact their brokerage firm for help with casting their vote.

Please note that voting by phone or Internet will require that you have your control number available. This number is printed on the Voting Instruction Form that accompanied the Proxy Statement and Annual Report sent to you by mail. Stockholders who do not have their control number should contact their brokerage firm.

VOTING INSTRUCTIONS – SHARES HELD IN CERTIFICATE FORM:

•

Registered stockholders may cast their vote on the Internet at http://www.proxyvoting.com/qtww or by telephone at (866) 540-5760. Please have the control number from your proxy card available and follow the prompts provided.

•

Registered stockholders may sign, date and return their proxy card by mail in the envelope provided. If voting by mail, please do so promptly to ensure your proxy instructions are received in time to be represented at the Annual Meeting.

•

Registered stockholders who wish to vote but do not have their control number available may call The Proxy Advisory Group toll-free at (888) 33-PROXY or (888) 337-7699 between the hours of 9:00 a.m. and 5:00 p.m. Monday through Friday Eastern Time.

More information on the matters to be discussed at the Annual Meeting can be found in the Company’s Proxy Statement. The Proxy Statement and the Company’s 2010 Annual Report to Stockholders are available at https://materials.proxyvote.com/74765E.

About Quantum:

Quantum Fuel Systems Technologies Worldwide, Inc., a fully integrated alternative energy company, is a leader in the development and production of advanced propulsion systems, energy storage technologies, and alternative fuel vehicles. Quantum’s wholly owned subsidiary, Schneider Power Inc., complements Quantum’s emerging renewable energy presence through the development and ownership of wind and solar farms. Quantum’s portfolio of technologies includes electronic controls, hybrid electric drive systems, hydrogen storage and metering systems, and alternative fuel technologies that enable fuel efficient, low emission hybrid, plug-in hybrid electric, fuel cell, and natural gas vehicles. Quantum’s powertrain engineering, system integration, vehicle manufacturing, and assembly capabilities provide fast-to-market solutions to support the production of hybrid and plug-in hybrid, hydrogen-powered hybrid, fuel cell, alternative fuel, and specialty vehicles, as well as modular, transportable hydrogen refueling stations. Quantum’s customer base includes automotive OEMs, dealer networks, fleets, aerospace industry, military and other government entities, and other strategic alliance partners.

More information can be found about Quantum’s products and services at www.qtww.com.

For more information regarding Quantum, please contact:

Investor Relations

Brion D. Tanous

Principal, CleanTech IR, Inc.

Email: btanous@cleantech-ir.com

(310) 541-6824

Dale Rasmussen

+1-206-315-8242

Email: drasmussen@qtww.com

© 2010 Quantum Fuel Systems Technologies Worldwide, Inc.

Advanced Technology Center

17872 Cartwright Road, Irvine, CA 92614

Phone 949-399-4500 Fax 949-399-4600